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                                                                  Exhibit 10.1

                            SHARE EXCHANGE AGREEMENT


This Agreement dated for reference the 30th day of July, 2002.

BETWEEN:

                  The undersigned SHAREHOLDERS of Mymetics S.A., more particularly described on the signature pages hereto


                  (collectively, the "SHAREHOLDERS")

AND:

                  MYMETICS CORP, a corporation organized under the laws of Delaware in the United States, with an address at 706 Giddings Avenue, Suite 1C, Annapolis, MD 21401-1472, USA.

                  ("PARENTCO")

WHEREAS:

A. Each Shareholder owns the Mymetics S.A. Common Shares as set forth beside his name on the signature pages hereto; and

B. The Shareholders propose to contribute to ParentCo their Mymetics S.A. Common Shares in consideration for ParentCo Shares, upon the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

1.       DEFINITIONS

For the purposes of this Agreement, including the recitals, and any amendments hereto, unless the context otherwise requires, the following words and phrases shall have the following meanings, respectively:

1.1 "AGREEMENT" means this share exchange agreement and any Schedules hereto, as amended, supplemented or restated from time to time;

1.2 "MYMETICS S.A." means Mymetics S.A., a societe anonyme organized under the laws of France, with an address at 52, avenue Chanoine Cartellier, F-69230 Saint-Genis-Lavel, France;

1.3 "MYMETICS S.A. COMMON SHARES" means the common shares in the capital of Mymetics S.A.;

1.4 "LOSSES", in respect of any matter, means all claims, demands, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including, without limitation, all legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement) arising directly or indirectly as a consequence of such matter;

1.5 "PARENTCO COMMON SHARES" means the common shares in the capital of ParentCo.


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2.       EXCHANGE OF SHARES

2.1 Subject to the terms and conditions hereof, each of the Shareholders shall contribute to ParentCo the Mymetics S.A. Common Shares as set forth beside his name on the signature pages hereto and ParentCo shall issue to each Shareholder 4,265.77 ParentCo Common Shares for each Mymetics S.A. Share set forth beside such Shareholder's name on the signature pages hereto.

2.2 Subject to the terms and conditions hereof, the securities to be contributed or issued hereunder shall be delivered to the respective parties as each in writing shall direct.

3.       REPRESENTATIONS AND WARRANTIES OF PARENTCO

3.1 ParentCo, by its acceptance hereof, represents and warrants to the Shareholders that the statements contained in Schedule "A" hereto are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date (as though made then) and acknowledges and confirms that the Shareholders are relying upon such representations and warranties in connection with the transactions contemplated herein.

4.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

4.1 The Shareholders severally represent and warrant to ParentCo that the statements contained in this Section 4.1 are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date (as though made then) and hereby acknowledge and confirm that ParentCo is relying upon such representations and warranties in connection with the transactions contemplated herein:

         (a) each Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

         (b) this Agreement has been duly executed and delivered by and on behalf of each Shareholder and constitutes legal, valid and binding obligations of each Shareholder enforceable against such Shareholder in accordance with its terms;

         (c) the Mymetics S.A. Common Shares owned by each Shareholder are owned by such Shareholder as the sole legal and beneficial owner of record with good, full and marketable title thereto, free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever, and are issued and outstanding as fully paid and non-assessable,

         (d) no person, firm or corporation has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition, transfer or contribution from any Shareholder of any of the Mymetics S.A. Common Shares or any interest therein or right thereto owned by such Shareholder, other than pursuant hereto; and

         (e) there is no legal or regulatory action or proceeding pending or threatened by any person to enjoin, restrict or prohibit the contribution of the Mymetics S.A. Common Shares by each Shareholder as contemplated herein.

4.2 In addition to the representations and warranties made in Section 4.1 hereof, the Shareholders severally represent and warrant to ParentCo that the statements contained in Schedule "B" hereto are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date (as though made then) and hereby acknowledge and confirm that ParentCo is relying upon such representations and warranties in connection with the transactions contemplated herein.



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5.       COVENANTS OF THE PARTIES

5.1 The parties hereby covenant that each shall use all commercially reasonable efforts to take all action and do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement;


6.       CLOSING PROCEDURE

6.1 The closing of the transactions contemplated herein shall take place on the date to be determined in the sole discretion of ParentCo, such date not to be later than July 31, 2002, at the offices of Mymetics S.A. at 52, av Chanoine Cartellier, 69230 Saint Genis Laval or at such other time or place as may be mutually agreed upon. The date of the closing of the transactions contemplated in this Agreement is referred to herein as the "CLOSING DATE" and the time of closing on such date is referred to herein as the "TIME OF CLOSING".

6.2 At the Time of Closing on the Closing Date, ParentCo shall:

         (a) deliver to each Shareholder 4,265.77 ParentCo Common Shares issued to such Shareholder for each Mymetics S.A. Common Share currently held by such Shareholder; and

         (b) deliver or cause to be delivered such other documents as are required or contemplated to be delivered by ParentCo pursuant to this Agreement.

6.3 At the Time of Closing on the Closing Date, the Shareholders shall:

         (a) deliver or cause to be delivered to ParentCo transfer forms (i.e., ordres de mouvement) representing the Mymetics S.A. Common Shares owned by each Shareholder duly executed for contribution to ParentCo;

         (b) deliver or cause to be delivered such other documents as are required or contemplated to be delivered by the Shareholders pursuant to this Agreement.

7.       CONDITIONS OF CLOSING

7.1 The obligation of ParentCo to complete the transactions contemplated herein shall be subject to the following conditions to be fulfilled and/or performed at or prior to the Time of Closing on the Closing Date:


         (a) the representations and warranties of the Shareholders contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time; and

         (b) the Shareholders shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by them.

7.2 In the event that the conditions referred to in Section 7.1 hereof shall not have been fulfilled at or prior to the Time of Closing to the satisfaction of ParentCo, acting reasonably, or waived by ParentCo, or in the event that the Closing Date has not occurred on or prior to July 31, 2002, this Agreement shall be rescinded and ParentCo shall be released from all obligations hereunder.

7.3 The obligation of the Shareholders to complete the transactions contemplated herein shall be subject to the following conditions to be fulfilled and/or performed at or prior to the Time of Closing on the Closing Date:



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         (a)      the representations and warranties of ParentCo contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

         (b) ParentCo shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it; and


7.4 In the event that the conditions referred to in Section 7.3 hereof shall not have been fulfilled at or prior to the Time of Closing to the satisfaction of the Shareholders, acting reasonably, or waived by the Shareholders, or in the event that the Closing Date has not occurred on or prior to July 31, 2002, this Agreement shall be rescinded and the Shareholders shall be released from all obligations hereunder.

8.       INDEMNIFICATION

8.1 ParentCo agrees to indemnify and save harmless the Shareholders from all Losses suffered or incurred by the Shareholders as a result of or arising directly or indirectly out of or in connection with: (i) any breach by ParentCo of or any inaccuracy of any representation or warranty of ParentCo; or (ii) any breach or non-performance by ParentCo of any covenant to be performed by it that is contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto.

8.2 Each Shareholder severally agrees to indemnify and save harmless ParentCo from all Losses suffered or incurred by ParentCo as a result of or arising directly or indirectly out of or in connection with: (i) any breach by such Shareholder of or any inaccuracy of any representation or warranty of such Shareholder; or (ii) any breach or non-performance by such Shareholder of any covenant to be performed by it, that is contained in this Agreement or in any agreement, instrument, certificate or other document delivered pursuant hereto.

10.      COSTS AND EXPENSES

10.1 All costs and expenses of or incidental to the transactions contemplated herein are to be assumed and paid by the party incurring such costs and expenses.

11.      NOTICES

11.1 Any notice required or permitted to be given hereunder to ParentCo shall be given by notice in writing addressed to the President of ParentCo hand delivered or sent by registered mail to the address mentioned on the first page of this Agreement, or to any new address previously notified to the party giving the notice. Any notice required or permitted to be given hereunder to a Shareholder shall be given by notice in writing addressed to such Shareholder hand delivered or sent by registered mail to the respective address mentioned on the signature pages of this Agreement, or to any new address previously notified to the party giving the notice. Any such notices shall be deemed to have been given and received at the time of hand delivery or delivery by the relevant postal service, as the case may be.

12.      SECTIONS AND HEADINGS

12.1 The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or a Schedule refers to the specified Section of or Schedule to this Agreement.


13.      NUMBER, GENDER AND PERSONS

13.1 In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.


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14.      SUCCESSORS AND ASSIGNS

14.1 All the terms and provisions of this Agreement shall be binding upon and enure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns but shall not be assignable prior to the Time of Closing by a Shareholder without the written consent of ParentCo or by ParentCo without the written consent of the Shareholders.

15.      SURVIVAL

15.1 It is understood and agreed that all warranties, representations, covenants, indemnities and agreements of the parties herein contained or contained in any certificates or documents submitted pursuant to or in connection with the transactions contemplated herein shall survive the completion of the transactions contemplated herein and the termination of this Agreement and shall continue in full force and effect for the benefit of the other parties for a period of two years following the Closing Date.

16.      FURTHER ASSURANCES

16.1 Each party to this Agreement covenants and agrees that, from time to time subsequent to the Closing Date, it will, at the request and expense of the requesting party, execute and deliver all such documents and do all such other acts and things as any other party hereto, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement or any of the respective obligations intended to be created hereby or thereby.

17.      AMENDMENTS

17.1 This Agreement may be amended or modified by an agreement in writing executed by the parties hereto. Except as aforesaid, no amendment, waiver or modification of this Agreement shall be effective.

18.      SEVERABILITY

18.1 Should a provision of this Agreement be or become invalid, the validity of the remaining provisions of this Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the economic intent of the invalid provision.

19.      ENGLISH VERSION

19.1 The parties hereby represent, warrant, acknowledge and agree that: (i) they have agreed that this Agreement be drawn up in the English language; and (ii) the English version of this Agreement shall govern for all purposes.

20.      GOVERNING LAW

20.1 This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties shall be governed by, the laws of the State of Delaware in the United States.

21.      JURISDICTION

21.1 Each of the parties irrevocably agrees to the exclusive jurisdiction of the courts in the State of Delaware in the United States.



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22.      COUNTERPARTS

22.1 This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF the parties have executed this Agreement in counterparts, one for each party.

MYMETICS CORPORATION

Per:   /s/ John M. Musacchio
       -------------------------------------
       Authorized Signatory





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THE FOLLOWING SHAREHOLDERS OF MYMETICS S.A.:

SIGNED, SEALED and DELIVERED by                     )
MICHELE ROSSI                                       )
in the presence of:                                 )
                                                    )
                                                    )
                                                             /s/ Michele Rossi
-----------------------------------------------------        ------------------------------------------
Signature                                           )        MICHELE ROSSI

-----------------------------------------------     )
Name                                                )
                                                    )
-----------------------------------------------     )        ------------------------------------------
Address                                             )        Address
                                                    )
-----------------------------------------------     )        ------------------------------------------
                                                    )
                                                    )        10
-----------------------------------------------              ------------------------------------------
Occupation                                                   Number of Mymetics S.A. Common Shares Held

SIGNED, SEALED and DELIVERED by                     )
ALESSANDRO ZUCCATO                                  )
in the presence of:                                 )
                                                    )
                                                    )
                                                             /s/ Alessandro Zuccato
-----------------------------------------------------        ------------------------------------------
Signature                                           )        ALESSANDRO ZUCCATO
                                                    )
-----------------------------------------------     )
Name                                                )
                                                    )
-----------------------------------------------     )        ------------------------------------------
Address                                             )        Address
                                                    )
-----------------------------------------------     )        ------------------------------------------
                                                    )
                                                    )        1
-----------------------------------------------     )        ------------------------------------------
Occupation                                                   Number of Mymetics S.A. Common Shares Held

SIGNED, SEALED and DELIVERED by                     )
GILLES ROSSI                                        )
in the presence of:                                 )
                                                    )
                                                    )
                                                    )        /s/ Gilles Rossi
-----------------------------------------------     )        ------------------------------------------
Signature                                           )        GILLES ROSSI
                                                    )
-----------------------------------------------     )        ------------------------------------------
Name                                                )
                                                    )
-----------------------------------------------     )        ------------------------------------------
Address                                             )        Address
                                                    )
-----------------------------------------------     )        ------------------------------------------
                                                    )
                                                    )        5
-----------------------------------------------     )        ------------------------------------------
Occupation                                                   Number of Mymetics S.A. Common Shares Held



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
SIGNED, SEALED and DELIVERED by                     )
MARIANNE ROSSI                                      )
in the presence of:                                 )
                                                    )
                                                    )
                                                    )        /s/ Marianne Rossi
-----------------------------------------------     )        ------------------------------------------
Signature                                           )        MARIANNE ROSSI
                                                    )
-----------------------------------------------     )        ------------------------------------------
Name                                                )
                                                    )
-----------------------------------------------     )        ------------------------------------------
Address                                             )        Address
                                                    )
-----------------------------------------------     )        ------------------------------------------
                                                    )
                                                    )        2
-----------------------------------------------     )        ------------------------------------------
Occupation                                                   Number of Mymetics S.A. Common Shares Held

SIGNED, SEALED and DELIVERED by                     )
JEAN-LOUP ROSSI                                     )
in the presence of:                                 )
                                                    )
                                                    )
                                                    )        /s/ Jean-Loup Rossi
-----------------------------------------------     )        ------------------------------------------
Signature                                           )        JEAN-LOUP ROSSI
                                                    )
-----------------------------------------------     )        ------------------------------------------
Name                                                )
                                                    )
-----------------------------------------------     )        ------------------------------------------
Address                                             )        Address
                                                    )
-----------------------------------------------     )        ------------------------------------------
                                                    )
                                                    )        2
-----------------------------------------------     )        ------------------------------------------
Occupation                                                   Number of Mymetics S.A. Common Shares Held

SIGNED, SEALED and DELIVERED by                     )
MARIANNE AND JEAN-LOUP ROSSI (JOINTLY) )
in the presence of:                                 )
                                                    )
                                                    )
                                                    )        /s/ Marianne and Jean-Loup Rossi (Jointly)
-----------------------------------------------              ------------------------------------------
Signature                                           )        MARIANNE AND JEAN-LOUP ROSSI (JOINTLY)
                                                    )
-----------------------------------------------     )        ------------------------------------------
Name                                                )
                                                    )
-----------------------------------------------     )        ------------------------------------------
Address                                             )        Address
                                                    )
-----------------------------------------------     )        ------------------------------------------
                                                    )
                                                    )        1
-----------------------------------------------     )        ------------------------------------------
Occupation                                                   Number of Mymetics S.A. Common Shares Held


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                                  SCHEDULE "A"

                   REPRESENTATIONS AND WARRANTIES OF PARENTCO


(a) ParentCo has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization. ParentCo is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. ParentCo has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

(b) ParentCo has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by and on behalf of ParentCo and constitutes legal, valid and binding obligations of ParentCo enforceable against ParentCo in accordance with its terms.



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                                       B-3

                                  SCHEDULE "B"

               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS



(a) There is no action, proceeding or investigation pending or, to the knowledge of the Shareholders, after due inquiry, threatened, against or affecting Mymetics S.A., at law or in equity or before or by any federal, state, local or other governmental department, commission, board or agency, domestic or foreign, which could in any way materially adversely affect Mymetics S.A. or the condition (financial or otherwise) of Mymetics S.A..

(b) there is no person, firm or corporation acting or purporting to act for Mymetics S.A. entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder, other than pursuant to the Bank Agreements.

(c) Each Shareholder acknowledges that the ParentCo Common Shares issued pursuant hereto have not been registered under the U.S. Securities Act of 1933, as amended, and may be offered, sold or otherwise transferred only: (i) to ParentCo; (ii) outside the U.S. in accordance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended; or (iii) inside the U.S. in accordance with: (A) Rule 144A under the U.S. Securities Act of 1933, as amended; (B) Rule 144 under the U.S. Securities Act of 1933, as amended, if applicable; or (C) with the prior written consent of ParentCo, another exemption from registration under the U.S. Securities Act of 1933.